UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-05151

J.P. Morgan Mutual Fund Group

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, New York 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, New York 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: November 30, 2007

ITEM 1. SCHEDULE OF INVESTMENTS.

J.P. Morgan Mutual Fund Group

Schedule of Portfolio Investments as of November 30, 2007

(Unaudited)

THE “UNAUDITED CERTIFIED MUTUAL FUNDS HOLDINGS” LIST (“the List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR SALES LITERATURE WITH THE GENERAL PUBLIC. The list is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Certified holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.  The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.

JPMorgan Distribution Services, Inc.

© J.P. Morgan Chase & Co., 2006.

JPMorgan Short Term Bond Fund II
Schedule of Portfolio Investments
As of November 30, 2007 (Unaudited)
(Amounts in thousands, except number of contracts)

Principal Amount ($)	Security Description	Value ($)

Long-Term Investments — 94.3%

Asset-Backed Securities — 18.7%
842	American Express Credit Account Master Trust,
	Series 2004-C, Class C, FRN, 5.15%, 02/15/12 (e) (m)	841
	AmeriCredit Automobile Receivables Trust,
1,080	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	1,074
1,164	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	1,162
2,650	Capital One Auto Finance Trust,
	Series 2007-B, Class A3A, 5.03%, 04/15/12 (m)	2,664
1,700	Citibank Credit Card Issuance Trust,
	Series 2006-C4, Class C4, FRN, 4.89%, 01/09/12 (m)	1,648
3,050	Citigroup Mortgage Loan Trust, Inc.,
	Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	3,022
627	CNH Equipment Trust,
	Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	625
2,874	Countrywide Asset Backed Certificates,
	Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	2,842
4,550	First Franklin Mortgage Loan Asset-Backed Certificates,
	Series 2006-FF4, Class A2, FRN, 4.98%, 03/25/36 (m)	3,984
3,350	GSAMP Trust,
	Series 2006-NC1, Class A2, FRN, 4.97%, 02/25/36 (m)	3,100
500	Helios Finance LP (Cayman Islands),
	Series 2007-S1, Class B1, FRN, 5.44%, 10/20/14 (e) (i) (m)	477
3,200	Home Equity Asset Trust,
	Series 2006-3, Class 2A3, FRN, 4.97%, 07/25/36 (m)	2,848
4,419	HSI Asset Securitization Corp. Trust,
	Series 2006-OPT2, Class 2A3, FRN, 4.98%, 01/25/36 (m)	3,846
4,000	K2 (USA) LLC,
	Series 2007-2D, VAR, 0.00%, 02/15/10 (f) (i) (s)	2,624
3,800	Links Finance LLC,
	FRN, 5.94%, 09/15/08 (e) (f) (i) (s)	2,931
4,250	Long Beach Mortgage Loan Trust,
	Series 2006-2, Class 2A3, FRN, 4.98%, 03/25/36 (m)	3,064
3,550	MASTR Asset Backed Securities Trust,
	Series 2006-NC1, Class A3, FRN, 4.98%, 01/25/36 (m)	3,263
2,100	Merrill Lynch Mortgage Investors, Inc.,
	Series 2006-WMC1, Class A2C, FRN, 4.99%, 01/25/37 (m)	1,942
915	Nationstar NIM Trust (Cayman Islands),
	Series 2007-C, Class A, 8.00%, 06/25/37 (e) (i) (m)	685
930	New Century Home Equity Loan Trust,
	Series 2005-A, Class A2, SUB, 4.46%, 08/25/35 (m)	923
3,000	Residential Asset Mortgage Products, Inc.,
	Series 2006-EFC1, Class A2, FRN, 4.99%, 02/25/36 (m)	2,803
3,850	Residential Asset Securities Corp.,
	Series 2006-KS2, Class A3, FRN, 4.98%, 03/25/35 (m)	3,410
2,950	Securitized Asset Backed Receivables LLC Trust,
	Series 2006-WM1, Class A2B, FRN, 4.97%, 12/25/35 (m)	2,885

2,900	Sigma Finance Corp. (Cayman Islands),
	VAR, 5.40%, 08/15/11 (e) (f) (i) (m) (s)	2,398
	Total Asset Backed Securities
	(Cost $51,549)	55,061

Collateralized Mortgage Obligations — 10.3%

Agency CMO — 5.8%
	Federal Home Loan Mortgage Corp. REMICS,
4,018	Series 2564, Class LS, IF, IO, 2.04%, 01/15/17 (m)	218
3,036	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	34
2,263	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	191
1,362	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	44
11,308	Series 2791, Class SI, IF, IO, 1.54%, 12/15/31 (m)	812
12,421	Series 2813, Class SB, IF, IO, 1.44%, 02/15/34 (m)	872
16,946	Series 2850, Class SM, IF, IO, 1.54%, 12/15/30 (m)	737
3,921	Series 2894, Class S, IF, IO, 1.59%, 03/15/31 (m)	222
3,437	Series 2980, Series LI, IO, 5.50%, 04/15/25 (m)	195
27,031	Federal Home Loan Mortgage Corp. STRIPS,
	Series 240, Class S22, IF, IO, 1.54%, 07/15/36 (m)	2,513
	Federal National Mortgage Association REMICS
2,961	Series 2003-3, Class HS, IF, IO, 2.14%, 09/25/16 (m)	139
3,693	Series 2004-61, Class TS, IF, IO, 1.60%, 10/25/31 (m)	172
5,147	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	255
2,765	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	2,815
4,612	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	4,702
2,972	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	3,030
	Government National Mortgage Association,
9	Series 2002-24, Class FA, FRN, 6.09%, 04/16/32 (m)	9
296	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	5
1,585	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	56
		17,021

Non-Agency CMO — 4.5%
1,696	Banc of America Alternative Loan Trust,
	Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	1,684
3,695	Countrywide Home Loan Mortgage Pass Through Trust,
	Series 2005-J4, Class A4, 5.50%, 11/25/35 (m)	3,677
1,367	Residential Asset Securitization Trust,
	Series 2006-A8, Class 1A1, 6.00%, 08/25/36 (m)	1,261
2,926	Residential Funding Mortgage Section I,
	Series 2005-S7, Class A5, 5.50%, 11/25/35 (m)	2,911
2,098	Structured Adjustable Rate Mortgage Loan Trust,
	Series 2004-6, Class 5A1, VAR, 4.97%, 06/25/34 (m)	2,083
1,585	Wells Fargo Mortgage Backed Securities Trust,
	Series 2003-N, Class 1A4, FRN, 4.60%, 12/25/33 (m)	1,564
		13,180
	Total Collateralized Mortgage Obligations
	(Cost $30,043)	30,201

Commercial Mortgage Backed Securities — 14.5%
1,129	Banc of America Commercial Mortgage, Inc.,
	Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,116
	CS First Boston Mortgage Securities Corp.,

1,800	Series 2001-CK6, Class A3, 6.39%, 08/15/36 (m)	1,880
2,300	Series 2001-CP4, Class A4, 6.18%, 12/15/35 (m)	2,384
3,700	Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	3,660
	Greenwich Capital Commercial Funding Corp.,
1,350	Series 2003-C1, Class A2, 3.29%, 07/05/35 (m)	1,320
1,800	Series 2007-GG9, Class A2, 5.38%, 03/10/39 (m)	1,819
2,000	GS Mortgage Securities Corp. II,
	Series 2004-GG2, Class A3, 4.60%, 08/10/38 (m)	1,989
	LB-UBS Commercial Mortgage Trust,
3,050	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	3,030
5,600	Series 2003-C5, Class A2, 3.48%, 07/15/27 (m)	5,531
3,400	Series 2004-C2, Class A2, 3.25%, 03/15/29 (m)	3,329
5,200	Series 2004-C7, Class A2, 3.99%, 10/15/29 (m)	5,118
1,300	Merrill Lynch Mortgage Trust,
	Series 2005-CKI1, Class A2, VAR, 5.40%, 11/12/37 (m)	1,314
	Morgan Stanley Capital I,
4,995	Series 1998-HF2, Class A2, VAR, 6.48%, 11/15/30 (m)	5,000
3,100	Series 2006-T21, Class A2, 5.09%, 10/12/52 (m)	3,116
1,950	Wachovia Bank Commercial Mortgage Trust,
	Series 2005-C17, Class A2, 4.78%, 03/15/42 (m)	1,946
	Total Commercial Mortgage Backed Securities
	(Cost $ 43,378)	42,552

Corporate Bonds — 31.7%

Automobiles — 0.4%
1,300	DaimlerChrysler N.A. Holding Corp.,
	5.75%, 05/18/09 (m)	1,309

Beverages — 0.5%
1,600	Miller Brewing Co.,
	4.25%, 08/15/08 (e) (m)	1,590

Capital Markets — 1.9%
	Bear Stearns Cos., Inc. (The),
1,500	4.55%, 06/23/10 (m)	1,453
850	5.85%, 07/19/10 (m)	845
600	Goldman Sachs Group, Inc. (The),
	5.30%, 02/14/12 (m)	608
500	Lehman Brothers Holdings Capital Trust V,
	5.86%, 05/31/12 (m) (x)	445
2,350	Morgan Stanley,
	4.25%, 05/15/10 (m)	2,311
		5,662

Commercial Banks — 6.9%
1,600	BAC Capital Trust XIV,
	5.63%, 03/15/12 (m) (x)	1,443
1,500	DBS Bank Ltd. (Singapore),
	VAR, 5.12%, 05/16/17 (e) (m)	1,476
1,400	DBS Capital Funding Corp. (Cayman Islands),
	7.66%, 03/15/11, (e) (m) (x)	1,533
1,150	Deutsche Bank Capital Funding Trust I,
	7.87%, 06/30/09 (e) (m) (x)	1,203
900	Glitnir Banki HF (Iceland),

	VAR, 6.69%, 06/15/16 (e) (m)	929
1,000	Hana Bank (South Korea),
	4.13%, 03/11/09	996
2,300	HSBC Capital Funding LP (United Kingdom),
	9.55%, 06/30/10, (e) (m) (x)	2,526
1,350	ICICI Bank Ltd. (Singapore),
	5.75%, 11/16/10 (e) (m)	1,336
	Landsbanki Islands HF (Iceland),
850	6.10%, 08/25/11 (e) (m)	844
1,000	FRN, 5.73%, 08/25/09 (e) (m)	997
1,550	Mellon Capital IV,
	6.24%, 06/20/12, (m) (x)	1,395
2,450	Royal Bank of Scotland Group plc ADR (United Kingdom),
	9.12%, 12/31/49 (m)	2,645
1,950	Wachovia Capital Trust III,
	5.80%, 03/15/11, (m) (x)	1,876
1,150	Woori Bank (South Korea),
	VAR, 4.88%, 07/02/13	1,150
		20,349

Consumer Finance — 0.8%
800	Capital One Financial Corp.,
	5.70%, 09/15/11 (m)	767
1,700	International Lease Finance Corp.,
	5.35%, 03/01/12 (m)	1,700
		2,467

Diversified Financial Services — 7.2%
3,250	BNP US Funding LLC,
	7.74%, 12/05/07, (e) (m) (x)	3,250
3,000	General Electric Capital Corp.,
	4.13%, 09/01/09 (m)	3,000
1,800	Goldman Sachs Capital II,
	5.79%, 06/01/12, (m) (x)	1,608
400	ILFC E-Capital Trust I,
	VAR, 5.90%, 12/21/65 (e) (m)	399
3,800	Mizuho JGB Investment LLC,
	9.87%, 06/30/08, (e) (m) (x)	3,913
6,050	Natexis Ambs Co. LLC,
	8.44%, 06/30/08, (e) (m) (x)	6,193
1,300	Xstrata Finance Dubai Ltd. (United Arab Emirates),
	FRN, 5.23%, 11/13/09 (e)	1,295
1,500	ZFS Finance USA Trust I,
	VAR, 5.88%, 05/09/32 (e)	1,429
		21,087

Diversified Telecommunication Services — 0.7%
1,900	Telefonica Emisones SAU (Spain),
	5.98%, 06/20/11 (m)	1,956

Electric Utilities — 1.5%
1,400	Alabama Power Capital Trust V,
	VAR, 5.50%, 10/01/42 (m)	1,435
	Appalachian Power Co.,

1,000	3.60%, 05/15/08 (m)	994
650	5.55%, 04/01/11 (m)	663
200	5.65%, 08/15/12 (m)	204
1,000	PSEG Power LLC,
	3.75%, 04/01/09 (m)	989
		4,285

Food & Staples Retailing — 0.5%
1,400	CVS Caremark Corp.,
	4.00%, 09/15/09 (m)	1,388

Food Products — 0.2%
600	Kraft Foods, Inc.,
	6.00%, 02/11/13 (m)	622

Insurance — 1.1%
900	Allstate Corp. (The),
	7.20%, 12/01/09 (m)	950
2,150	Hartford Financial Services Group, Inc.,
	5.66%, 11/16/08 (m)	2,175
		3,125

Media — 3.2%
	Comcast Cable Communications LLC,
1,200	6.20%, 11/15/08 (m)	1,212
1,000	6.75%, 01/30/11 (m)	1,047
2,850	COX Communications, Inc.,
	4.63%, 01/15/10 (m)	2,841
1,800	Time Warner Entertainment Co., LP,
	7.25%, 09/01/08 (m)	1,827
2,500	Time Warner, Inc.,
	5.50%, 11/15/11 (m)	2,521
		9,448

Multi-Utilities — 1.2%
2,100	Dominion Resources, Inc.,
	SUB, 5.69%, 05/15/08 (m)	2,102
1,450	Midamerican Energy Holdings Co.,
	5.65%, 07/15/12 (m)	1,509
		3,611

Oil, Gas & Consumable Fuels — 2.4%
2,450	Pemex Project Funding Master Trust,
	FRN, 6.99%, 06/15/10 (e) (m)	2,474
3,022	Qatar Petroleum (Qatar),
	5.58%, 05/30/11 (e) (m)	3,090
1,450	XTO Energy, Inc.,
	5.90%, 08/01/12	1,506
		7,070

Real Estate Investment Trusts (REITs) — 0.8%
	iStar Financial, Inc.,
1,750	4.88%, 01/15/09 (m)	1,685
800	5.38%, 04/15/10 (m)	739
		2,424

Thrifts & Mortgage Finance — 2.4%
6,100	Federal National Mortgage Association,

	6.63%, 11/15/10 (m)	6,591
700	Washington Mutual Preferred Funding II,
	6.90%, 06/15/12, (e) (m) (x)	406
		6,997
	Total Corporate Bonds
	(Cost $105,460)	93,390

Foreign Government Securities — 3.7%
4,670	National Agricultural Cooperative Federation (South Korea),
	VAR, 5.75%, 06/18/14	4,731
4,550	Republic of Chile (Chile),
	FRN, 5.41%, 01/28/08 (m)	4,550
1,500	United Mexican States (Mexico),
	FRN, 5.94%, 01/13/09 (m)	1,502
	Total Foreign Government Securities
	(Cost $10,907)	10,783

Mortgage-Pass Through Securities — 15.4%
	Federal National Mortgage Association Various Pools,
12,465	6.00%, 08/01/22 (m)	12,742
13,402	7.00%, 07/01/35 - 04/01/37 (m)	13,913
8,800	TBA, 6.00%, 01/25/37 - 12/25/37	8,943
9,200	TBA, 7.00%, 12/25/37	9,548
8	Government National Mortgage Association Pool,
	8.50%, 08/15/30 (m)	8
	Total Mortgage-Pass Through Securities
	(Cost $44,746)	45,154
	Total Long-Term Investments
	(Cost $286,083)	277,141

Number of Contracts

Options Purchased — 0.0% (g)

Put Options Purchased — 0.0% (g)

18	30 Day Fed Funds expiring 12/31/07 @ $94.75, American Style	-

Notional Amount ($)

	Put Option Purchased on Interest Rate Swaps:
5,290	Expiring 11/03/08. If exercised the Fund pays 5.23% and receives floating 3 month LIBOR expiring 11/05/18, European Style	73
	Total Options Purchased
	(Cost $115)	73
Shares

Short-Term Investments — 11.6%

Investment Company — 11.2%
33,097	JPMorgan Prime Money Market Fund, Institutional Class (b) (m)
	(Cost $33,097)	33,097

Principal Amount ($)

U.S. Treasury Obligation — 0.4%
1,070	U.S. Treasury Bill,
	3.23%, 01/17/08 (k) (m) (n)
	(Cost $1,066)	1,066
	Total Short-Term Investments
	(Cost $34,163)	34,163

Total Investments — 105.9%
(Cost $320,361)	311,377

Liabilities in Excess of Other Assets — (5.9)%	(17,321)
NET ASSETS — 100.0%	$ 294,056

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 11/30/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
101	Eurodollar	December, 2007	$24,027	$6
527	2 Year U.S. Treasury Notes	March, 2008	110,728	16
8	5 Year U.S. Treasury Notes	March, 2008	881	2
205	10 Year U.S. Treasury Notes	March, 2008	23,207	(2)

	Short Futures Outstanding
(286)	5 Year U.S. Treasury Notes	March, 2008	(31,491)	(82)
(24)	10 Year U.S. Treasury Notes	March, 2008	(2,717)	(5)
(60)	Eurodollar	March, 2008	(14,375)	(59)
(48)	Eurodollar	March, 2008	(11,552)	(88)
				$(212)

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
10 Year U.S. Treasury Note Futures	$111.00	03/22/08	(31)	$(88.00)
10 Year U.S. Treasury Note Futures	112.00	03/22/08	(38)	(83)
10 Year U.S. Treasury Note Futures	113.00	03/22/08	(46)	(76)
10 Year U.S. Treasury Note Futures	114.00	03/22/08	(10)	(12)
(Premiums received of $122)				$(259)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
10 Year U.S. Treasury Note Futures	$108.00	03/22/08	(47)	$(7)
10 Year U.S. Treasury Note Futures	109.00	03/22/08	(3)	(1)
10 Year U.S. Treasury Note Futures	112.00	03/22/08	(15)	(15)
10 Year U.S. Treasury Note Futures	113.00	03/22/08	(35)	(51)
(Premiums received of $92)				$(74)

Put Options Written on Interest Rate Swaps **

		OPTION	SWAP
COUNTERPARTY	EXERCISE RATE *	EXPIRATION DATE	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE

Merrill Lynch Capital Services	4.70%	11/03/08	11/05/10	$21,820	$(53)
(Premiums received of $114)

* The Fund would pay a floating rate based on 3-month USD LIBOR, if exercised.
** European style

Interest Rate Swaps
	RATE TYPE (r)
	PAYMENTS MADE BY	PAYMENTS RECEIVED BY	TERMINATION	NOTIONAL
SWAP COUNTERPARTY	THE FUND	THE FUND	DATE	AMOUNT	VALUE
Barclays Bank plc	3 month LIBOR quarterly	4.21% semi-annually	11/29/12	$9,955	$14
Barclays Bank plc	4.95% semi-annually	3 month LIBOR quarterly	11/29/37	2,825	-	(h)
BNP Paribas	4.17% semi-annually	3 month LIBOR quarterly	11/20/09	8,550	(42)
Citibank, N.A.	5.04% semi-annually	3 month LIBOR quarterly	10/25/17	1,800	(61)
Deutsche Bank AG, New York	3 month LIBOR quarterly	4.65% semi-annually	12/10/09	9,865	138
Deutsche Bank AG, New York	5.74% semi-annually	3 month LIBOR quarterly	07/12/17	2,620	(269)
Deutsche Bank AG, New York	5.17% semi-annually	3 month LIBOR quarterly	12/10/17	2,380	(103)
Goldman Sachs Capital Management	3 month LIBOR quarterly	4.75% semi-annually	12/10/09	9,040	144
Goldman Sachs Capital Management	5.24% semi-annually	3 month LIBOR quarterly	12/10/17	2,180	(107)
					$(286)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT		VALUE
AES Corp., 8.75%, 06/15/08	Goldman Sachs Capital Management	Sell	95 BPS quarterly	06/20/11	3,000		$24
AMBAC Financial Corp., 9.38%, 08/01/11	Deutsche Bank AG, New York	Sell	105 BPS quarterly	09/20/08	3,400		(85)
Banca Italease, 4.89%, 02/08/12	Deutsche Bank AG, New York	Sell	85 BPS quarterly	06/20/08	3,100		(31)
Berkshire Hathaway, Inc., 9.75%, 01/15/18	Deutsche Bank AG, New York	Sell	20 BPS quarterly	03/20/10	8,800		(2)
Block Financial Corporation, 5.12%, 12/20/12	Deutsche Bank AG, New York	Buy	185 BPS quarterly	12/20/12	800		20
Dow Jones CDX.NA.IG.9	Goldman Sachs Capital Management [1]	Buy	60 BPS quarterly	12/20/12	16,700		98
Dow Jones CDX.NA.IG.9	Lehman Brothers Special Financing [2]	Buy	60 BPS quarterly	12/20/12	8,000		96
Computer Sciences Corp., 5.00%, 02/15/13	Merrill Lynch International	Buy	70 BPS quarterly	09/20/14	800		(10)
Countrywide Financial, 0.00%, 02/08/31	Lehman Brothers Special Financing	Sell	500 BPS quarterly	09/20/08	1,600		(137)
FHLMC, 5.08%, 02/07/19	Deutsche Bank AG, New York	Sell	3 BPS quarterly	06/20/08	9,600		(12)
Gannett Co., Inc., 6.38%, 03/31/12	Lehman Brothers Special Financing	Buy	63 BPS quarterly	03/20/14	1,350		9
Gazprom, 9.63%, 03/01/13	Union Bank of Switzerland AG	Sell	39 BPS semi-annually	12/20/07	4,000		2
General Electric Capital Corp., 3.50%, 05/01/08	Citibank, N.A.	Sell	14 BPS quarterly	12/20/07	23,000		3
Hess Corp., 6.65%, 08/15/11	Morgan Stanley Capital Services	Sell	20 BPS quarterly	06/20/08	2,500		-	(h)
Marsh & McLennan Co., Inc., 5.38%, 07/15/14	Merrill Lynch International	Buy	101 BPS quarterly	09/20/14	750		(13)
Merrill Lynch & Co., 6.00%, 02/17/09	Deutsche Bank AG, New York	Sell	9.5 BPS quarterly	12/20/07	6,000		(4)
Montpelier Re Holdings Ltd., 6.13%, 08/15/13	Deutsche Bank AG, New York	Sell	40 BPS quarterly	12/20/07	2,600		2
Mors Mittal Steel Co., N.V., 9.75%, 04/01/14	Morgan Stanley Capital Services	Sell	17 BPS quarterly	06/20/08	1,900		(1)
New York Times Co. (The), 4.61%, 09/26/12	Barclays Bank plc	Buy	65 BPS quarterly	06/20/17	650		10
Southwest Airlines Co., 6.50%, 03/01/12	Goldman Sachs Capital Management	Buy	69 BPS quarterly	06/20/14	1,100		(5)
							$(36)
[1] Premiums received of $25.
[2] Premiums paid of $108.

Price Lock Swaps
SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Credit Suisse International (b)	U.S. Treasury Note, 3.88%, 09/15/10	$ 100.18	12/10/07	$19,800	$396
Credit Suisse International (b)	U.S. Treasury Note, 4.50% 03/31/09	100.88	12/10/07	59,300	546
Barclays Bank plc (a)	U.S. Treasury Bond, 6.63%, 02/15/27	128.45	12/28/07	725	3
Barclays Bank plc (b)	U.S. Treasury Inflation Index Note, 2.38%, 01/15/27	112.63	12/28/07	640	(34)
Barclays Bank plc (a)	U.S. Treasury Inflation Index Note, 2.63%, 07/15/17	110.96	12/28/07	655	(14)
Barclays Bank plc (b)	U.S. Treasury Note, 4.75%, 08/15/17	106.14	12/28/07	745	(1)
					$896
(a) Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.
(b) Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

Forward Rate Agreements

	RATE TYPE (r)
	PAYMENTS MADE BY	PAYMENTS RECEIVED BY	TERMINATION	NOTIONAL
SWAP COUNTERPARTY	THE FUND	THE FUND	DATE	AMOUNT	VALUE

Merrill Lynch Capital Services	3 month LIBOR (6/18/08 - 9/17/08) at termination	4.35% at termination	09/17/08	$62,605	$95
Merrill Lynch Capital Services	4.47% at termination	3 month LIBOR (6/17/09 - 9/16/09) at termination	09/16/09	62,605	(135)
					$(40)

ABBREVIATIONS:

(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

Market Value	Percentage
$ 7,953	2.7%
(g)	Amount rounds to less than 0.1%.
(h)	Amount rounds to less than one thousand (shares or dollars).
(i)	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(m)

All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	The rate shown is the effective yield at the date of purchase.
(r)	Rates shown are per annum and payments are as described.
(s)

These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(x)

Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2007.

ADR	American Depositary Receipt
FRN	Floating Rate Note. The interest rate shown is the rate in effect as of November 30, 2007.
IF

Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of November 30, 2007. The rate may be subject to a cap and floor.

IO

Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
NIM	Net Interest Margin
REMICS	Real Estate Mortgage Investment Conduits
STRIPS

Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	Step-Up Bond. The interest rate shown is the rate in effect as of November 30, 2007.
TBA	To Be Announced
VAR	Variable Rate Note. The interest rate shown is the rate in effect as of November 30, 2007.

As of November 30, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,983
Aggregate gross unrealized depreciation	(10,967)
Net unrealized appreciation	$(8,984)

Federal income tax cost of investments	$320,361

ITEM 2. CONTROLS AND PROCEDURES.

(a)

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal controls over financial reporting.

ITEM 3. EXHIBITS.

CERTIFICATIONS PURSUANT TO RULE 30a-2(a) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Group

By:	/s/____________________________________

George C. W. Gatch

President and Principal Executive Officer

January 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/____________________________________

George C. W. Gatch

President and Principal Executive Officer

January 28, 2008

By:	/s/____________________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

January 28, 2008